Exhibit 99.7
                                 ------------
                Computational Materials and/or ABS Term Sheets

                             ABS New Transaction


                           Computational Materials


                                 $788,400,000
                                (Approximate)


                                 CWABS, Inc.
                                  Depositor


                          ASSET-BACKED CERTIFICATES,
                                SERIES 2005-5





                        [LOGO OMITTED] Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may onetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Term Sheet                                                 Date: June 7, 2005

                          $788,400,000 (Approximate)
                CWABS Asset-Backed Certificates, Series 2005-5


           Principal        WAL            Payment Window        Expected Ratings     Last Scheduled       Certificate
Class (1)  Balance (2)      Call/Mat (3)   (Mos) Call/Mat (3)    (S&P/Moody's) (7)    Distribution Date    Type
------------------------------------------------------------------------------------------------------------------------------------
1-A(4)     $337,535,000     2.06 / 2.25     1 - 73 / 1 - 174      AAA/Aaa             Oct 2035                Floating Rate Senior
2-A-1(5)   $137,322,000     0.80 / 0.80     1 - 18 / 1 - 18       AAA/Aaa             Oct 2025                Floating Rate Senior
2-A-2(5)   $141,165,000     2.50 / 2.50    18 - 66 / 18 - 66      AAA/Aaa             Apr 2034                Floating Rate Senior
2-A-3(5)   $29,978,000      6.03 / 8.23    66 - 73 / 66 - 176     AAA/Aaa             Oct 2035                Floating Rate Senior
M-1(6)     $26,800,000      4.72 / 5.22    47 - 73 / 47 - 144    [AA+/Aa1]            Sep 2035              Floating Rate Mezzanine
M-2(6)     $23,600,000      4.50 / 4.98    44 - 73 / 44 - 137    [AA+/Aa2]            Aug 2035              Floating Rate Mezzanine
M-3(6)     $14,400,000      4.38 / 4.84    42 - 73 / 42 - 130    [AA+/Aa3]            Aug 2035              Floating Rate Mezzanine
M-4(6)     $53,200,000      4.26 / 4.64    38 - 73 / 38 - 125       [AA]              Jul 2035              Floating Rate Mezzanine
M-5(6)      $8,000,000      4.19 / 4.41    38 - 73 / 38 - 94       [AA-]              Mar 2035              Floating Rate Mezzanine
M-6(6)     $10,800,000      4.15 / 4.22    37 - 73 / 37 - 85        [A+]              Jan 2035               Floating Rate Mezzanine
M-7(6)      $5,600,000      3.92 / 3.92    37 - 68 / 37 - 68        [A]               Jun 2034             Floating Rate Subordinate
------------------------------------------------------------------------------------------------------------------------------------
Total:     $788,400,000
------------------------------------------------------------------------------------------------------------------------------------


---------
(1) The margins on the Senior Certificates will double and the respective margins on the Subordinate Certificates will be equal to 1.5x the related original margin after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3) See "Pricing Prepayment Speed" below.
(4) The Class 1-A Certificates are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(5) The Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (collectively the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group.
(6) The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from the Group 1 and Group 2 Mortgage Loans.
(7) Rating Agency Contacts: [Michael McCormick, Standard & Poors, 212.438.1937]; Rachel Peng, Moody's Ratings, 212-553-3831.



Trust:                             Asset-Backed Certificates, Series 2005-5.

Depositor:                         CWABS, Inc.

Seller:                            Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:                   Countrywide Home Loans Servicing LP.

Underwriters:                      Countrywide Securities Corporation (Lead Manager), Banc of America Securities LLC (Co-
                                   Manager) and Bear Stearns & Co. Inc. (Co-Manager).

Trustee:                           The Bank of New York, a New York banking corporation.

Offered Certificates:              The (i) Class 1-A and Class 2-A Certificates (collectively, the "Senior Certificates") and
                                   (ii) the Subordinate Certificates. The Senior Certificates and the Subordinate Certificates
                                   are collectively referred to herein as the "Offered Certificates."

Non-Offered Certificates:          The "Non-Offered Certificates" consist of the Class C, Class P and Class A-R Certificates.
                                   The Offered Certificates and Non-Offered Certificates are collectively referred to herein as the "Certificates."


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Federal Tax Status:                  It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                        The Offered Certificates will be available in book-entry form through DTC, Clearstream,
                                     Luxembourg and the Euroclear System.

Statistical Pool Calculation Date:   Scheduled balances as of [June 1, 2005].

Cut-off Date:                        As to any Mortgage Loan, the later of [June 1, 2005] and the origination date of such
                                     Mortgage Loan.

Expected Pricing Date:               June [8], 2005.

Expected Closing Date:               June [24], 2005.

Expected Settlement Date:            June [24], 2005.

Distribution Date:                   The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in July 2005.

Accrued Interest:                    The price to be paid by investors for the Offered Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:             The "Interest Accrual Period" for each Distribution Date with respect to the Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution
                                     Date (on an actual/360 day basis).

ERISA Eligibility:                   The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:                   The Class 1-A, Class 2-A, Class [M-1, Class M-2, Class M-3, Class M-4 and Class M-5]
                                     Certificates will constitute "mortgage related securities" for the purposes of SMMEA. The remaining Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:                The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage
                                     Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:            The Offered Certificates will be priced based on the following collateral prepayment assumptions:


                                     ==============================================================================================
                                     Fixed Rate Mortgage Loans
                                     ==============================================================================================
                                     100% PPC, which assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                                     ==============================================================================================

                                     ==============================================================================================
                                     Adjustable Rate Mortgage Loans
                                     ==============================================================================================
                                     100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 32% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month
                                     31, increasing to and remaining constant at 50% CPR from month 32 until month 38, decreasing 1/6th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 44 and remaining constant at 30% CPR from month 45 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                                     ==============================================================================================



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Mortgage Loans:                      The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                                     Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                     As of the Statistical Pool Calculation Date, the aggregate principal balance of the
                                     Mortgage Loans was approximately $549,997,299.72 (the "Mortgage Loans") of which: (i)
                                     approximately $291,426,371.06 were conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans") and (ii) approximately
                                     $258,570,928.66 were nonconforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans").

Pre-Funded Amount:                   A deposit of not more than $[197,100,000] (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date
                                     through August [8], 2005 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date
                                     Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately [$418,000,000] of Group
                                     1 Mortgage Loans and approximately [$382,000,000] of Group 2 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable Senior Certificates on the immediately following
                                     Distribution Date.

Pass-Through Rate:                   The Pass-Through Rate for each class of Offered Certificates will be equal to the lesser of
                                     (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate
                                     Cap.

Adjusted Net
Mortgage Rate:                       The "Adjusted Net Mortgage Rate"for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate (b) the trustee fee rate and
                                     (c) the mortgage insurance premium rate (if any).

Net Rate Cap:                        The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                                     ----------------------------------------------------------------------------------------------
                                     1-A                The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage
                                                        Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                     ----------------------------------------------------------------------------------------------

                                     2-A                The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage
                                                        Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                     ----------------------------------------------------------------------------------------------

                                     Subordinate        The weighted average of the Adjusted Net Mortgage Rate of the Group 1
                                                        Mortgage Loans and Group 2 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related Mortgage Loans plus the amounts in the Pre-Funding Account over the principal balance of the related Senior Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                     ----------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Net Rate Carryover:                  For any Class of Offered Certificates and any Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the Net Rate Cap over (ii) the amount of interest accrued based on the Net Rate Cap, and (b) the aggregate of any unpaid Net
                                     Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the related Corridor Contract and any remaining Excess Cashflow as described under the heading "Certificates Priority of
                                     Distributions" below.

Corridor Contracts:                  The Trust will include  payments from three one-month LIBOR corridor  contracts for the benefit of the Class 1-A, Class 2-A and Subordinate  Certificates (the "Class 1-A Corridor
                                     Contract," "Class 2-A   Corridor Contract," and "Subordinate Corridor Contract," respectively, and, collectively, the "Corridor Contracts").  Payments to the Trust from each Corridor
                                     Contract will be calculated based on the lesser of the notional amount of the related
                                     Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amount of each Corridor Contract will amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates.  With respect to each Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A Certificates the related Net Rate
                                     Carryover, (b) the Class 2-A Corridor Contract will be available to pay the holders of the
                                     Class 2-A Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover and
                                     (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate
                                     Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net
                                     Rate Carryover on the related Certificates on such Distribution Date will be distributed instead to the holder of the Class C Certificates and will not be available for payments of
                                     Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:                  The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Offered Certificates, as the case may be:

                                          1) Subordination
                                          2) Overcollateralization
                                          3) Excess Cashflow




                                     ------------------------------------------------------------------------------------------
                                                                                                       Target Subordination
                                       Class        S&P/ Moody's       Initial Subordination (1)            at Stepdown
                                     ------------------------------------------------------------------------------------------
                                        1-A           AAA/Aaa                  19.25%                        38.50%
                                     ------------------------------------------------------------------------------------------
                                        2-A           AAA/Aaa                  19.25%                        38.50%
                                     ------------------------------------------------------------------------------------------
                                        M-1          [AA+/Aa1]                 15.90%                        31.80%
                                     ------------------------------------------------------------------------------------------
                                        M-2          [AA+/Aa2]                 12.95%                        25.90%
                                     ------------------------------------------------------------------------------------------
                                        M-3          [AA+/Aa3]                 11.15%                        22.30%
                                     ------------------------------------------------------------------------------------------
                                        M-4            [AA]                     4.50%                         9.00%
                                     ------------------------------------------------------------------------------------------
                                        M-5            [AA-]                    3.50%                         7.00%
                                     ------------------------------------------------------------------------------------------
                                        M-6            [A+]                     2.15%                         4.30%
                                     ------------------------------------------------------------------------------------------
                                        M-7             [A]                     1.45%                         2.90%
                                     ------------------------------------------------------------------------------------------

                                     (1) Initial Overcollateralization at closing is 1.45%. Does not include any credit for
                                         Excess Interest.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Subordination:                       The Subordinate Certificates will be subordinate to, and provide credit support for, the Senior Certificates. Among the Subordinate Certificates, each Subordinate
                                     Certificate will rank in priority from highest to lowest in the following order: Class
                                     M-1, Class M-2, Class M-3, Class M-4, Class M5, Class M-6 and Class M-7 Certificates,
                                     with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:               On the Closing Date, the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the
                                     Initial Overcollateralization Target (as defined below). Any realized losses on the
                                     Mortgage Loans will be covered first by Excess Cashflow and then by
                                     Overcollateralization. In the event that the Overcollateralization is so reduced,
                                     Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage
                                     Loans, until the Overcollateralization is restored to the Overcollateralization Target.
                                     Upon this event, the acceleration feature will cease, unless the amount of
                                     Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target:                              Prior to the Stepdown Date or if a Trigger Event (as described below) is in effect, 1.45% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount (approximately $[197,100,000])(the "Overcollateralization Target").
                                     The initial amount of Overcollateralization will be approximately 1.45%.

                                     On or after the Stepdown Date, the Overcollateralization Target will be equal to 2.90% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the prior Distribution Date.

Excess Cashflow:                     "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under "Certificates
                                     Priority of Distributions."

Trigger Event:                       A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such
                                     Distribution Date.

Delinquency Trigger:                 With respect to the Certificates, a "Delinquency Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and
                                     REO) for the outstanding Mortgage Loans equals or exceeds [40.00]% of the Senior
                                     Enhancement Percentage. As used above, the "Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the
                                     Mortgage Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b)
                                     the aggregate current principal balance of the Mortgage Loans for the preceding
                                     Distribution Date.

Cumulative Loss Trigger:             A "Cumulative Loss Trigger" will be in effect on a Distribution Date on or after the
                                     Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the sum of the principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funded Amount, as set forth below:






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                     Period (month)             Percentage
                                     37 - 48                    [2.50]% with respect to July 2008, plus an additional
                                                                1/12th of [1.50]% for each month thereafter
                                     49 - 60                    [4.00]% with respect to July 2009, plus an additional
                                                                1/12th of [1.00]% for each month thereafter
                                     61 - 72                    [5.00]% with respect to July 2010, plus an additional
                                                                1/12th of [0.25]% for each month thereafter 73+ [5.25]%


Stepdown Date:                       The later to occur of:
                                                a. the Distribution Date in July 2008.
                                                b. the first Distribution Date on which the aggregate certificate principal balance of the Senior Certificates is less than or equal to 61.50% of the aggregate principal balance of the Mortgage Loans for such Distribution Date.

Allocation of Losses:                Any realized losses on the Mortgage Loans not covered by Excess Interest or
                                     Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and
                                     Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:                    Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                     1)   Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 1 Mortgage Loans, to the Class 1-A Certificates,
                                          current and unpaid interest and (ii) from interest collections related to the Group 2
                                          Mortgage Loans, to each class of Class 2-A Certificates, current and unpaid interest, pro rata based on their entitlements, then (b) current interest, sequentially, to the
                                          Subordinate Certificates;
                                     2)   Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 1 Mortgage Loans, to pay the Class 1-A Certificates
                                          (as described below under "Principal Paydown") and ii) from principal collections related to the Group 2 Mortgage Loans, to pay the Class 2-A Certificates (as described below under "Principal Paydown" and "Class 2-A Principal Distributions" below), then
                                          (b) from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6
                                          and Class M-7 Certificates, in that order;
                                     3)   Excess Cashflow, sequentially, as follows: as principal to the Senior Certificates and
                                          Subordinate Certificates to restore or maintain Overcollateralization, as described under "Overcollateralization Target;"
                                     4)   Any remaining Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts sequentially to the Class M-1, Class M-2, Class M-3, Class M-4,
                                          Class M-5, Class M-6 and Class M-7 Certificates, in that order;
                                     5)   Any remaining Excess Cashflow to pay related Net Rate Carryover remaining unpaid after application of amounts received under the related Corridor Contracts (as described above);
                                     6)   To the Non-Offered Certificates, any remaining amount as described in the pooling and servicing agreement.


                                     Excess Cashflow available to cover Net Rate Carryover (after application of amounts received under the Corridor Contracts) will generally be distributed to the Offered Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Principal Paydown:                   Prior to the Stepdown Date or if a Trigger Event is in effect on any Distribution Date,
                                     (i) 100% of the available principal funds from Loan Group 1 will be paid to the Class
                                     1-A Certificates and (ii) 100% of the principal funds from Loan Group 2 will be paid to the Class 2-A Certificates as described below under "Class 2-A Principal
                                     Distributions"; provided, however, that (x) if either (a) all of the Class 1-A
                                     Certificates or (b) all of the Class 2-A Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior
                                     Certificates will be paid to the remaining Senior Certificates, and (y) if all of the
                                     Senior Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class M-1, Class M-2, Class M-3, Class M-4, Class
                                     M-5, Class M-6 and Class M-7 Certificates.

                                     On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, each of the Class 1-A, Class 2-A and Subordinate
                                     Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 1
                                     Mortgage Loans, to the Class 1-A Certificates and (b) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-A Certificates (as described under "Class 2-A
                                     Principal Distribution"), in each case, such that the Senior Certificates in the aggregate will have 38.50% subordination, (ii) second, from remaining principal collections relating to the all of the Mortgage Loans, to the Class M-1 Certificates such that the Class M-1
                                     Certificates will have 31.80% subordination, (iii) third, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-2 Certificates such that the Class M-2 Certificates will have 25.90% subordination, (iv) fourth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-3 Certificates
                                     such that the Class M-3 Certificates will have 22.30% subordination, (v) fifth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-4
                                     Certificates such that the Class M-4 Certificates will have 9.00% subordination, (vi) sixth, from remaining principal collections relating to all of the Mortgage Loans, to the Class M-5
                                     Certificates such that the Class M-5 Certificates will have 7.00% subordination, (vii)
                                     seventh, from remaining principal collections relating to all of the Mortgage Loans, to the
                                     Class M-6 Certificates such that the Class M-6 Certificates will have 4.30% subordination and (viii) eighth, from remaining principal collections relating to all of the Mortgage
                                     Loans, to the Class M-7 Certificates such that the Class M-7 Certificates will have 2.90%
                                     subordination; each subject to the O/C Floor.

Class 2-A
Principal Distributions:             Principal distributed to the Class 2-A Certificates will be applied sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                                     Notwithstanding the foregoing order of priority, on any Distribution Date on which (x) the aggregate certificate principal balance of the Senior Certificates is greater than the sum of the aggregate principal balance of the Mortgage Loans and any amount on deposit in the
                                     Pre-Funding Account and (y) the aggregate certificate principal balance of the Class 2-A
                                     Certificates is greater than the sum of the aggregate principal balance of the Group 2
                                     Mortgage Loans and any amount on deposit in the Pre-Funding Account in respect of Loan Group
                                     2, any principal amounts to be distributed to the Class 2-A Certificates will be distributed concurrently to each class of Class 2-A Certificates, pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero, and not as described above.


           [Discount Margin Tables, Corridor Contract Schedule, Available Funds Schedules, and Collateral Tables to Follow]







-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                     Discount Margin Tables (1)

Class 1-A (To Call)
-------------------------------------------------------------------------------------------
  Margin                                0.23%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         23          23         23          23         23
===========================================================================================
 WAL (yr)                           4.39        2.91       2.06        1.46       1.23
 MDUR (yr)                          3.87        2.68       1.94        1.41       1.19
 First Prin Pay                     Jul05      Jul05       Jul05      Jul05       Jul05
 Last Prin Pay                      Aug18      Jan14       Jul11      Dec09       Feb08
-------------------------------------------------------------------------------------------


Class 1-A (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.23%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         24          24         25          24         23
===========================================================================================
 WAL (yr)                           4.74        3.17       2.25        1.51       1.23
 MDUR (yr)                          4.06        2.85       2.09        1.45       1.19
 First Prin Pay                     Jul05      Jul05       Jul05      Jul05       Jul05
 Last Prin Pay                      Jul31      Dec24       Dec19      Jul16       Feb08
-------------------------------------------------------------------------------------------


Class 2-A-1 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.08%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                          8          8           8          8           8
===========================================================================================
 WAL (yr)                           1.41        1.01       0.80        0.67       0.57
 MDUR (yr)                          1.37        0.99       0.78        0.66       0.57
 First Prin Pay                     Jul05      Jul05       Jul05      Jul05       Jul05
 Last Prin Pay                      Feb08      May07       Dec06      Aug06       Jun06
-------------------------------------------------------------------------------------------


Class 2-A-1 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.08%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                          8          8           8          8           8
===========================================================================================
 WAL (yr)                           1.41        1.01       0.80        0.67       0.57
 MDUR (yr)                          1.37        0.99       0.78        0.66       0.57
 First Prin Pay                     Jul05      Jul05       Jul05      Jul05       Jul05
 Last Prin Pay                      Feb08      May07       Dec06      Aug06       Jun06
-------------------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.







-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


Class 2-A-2 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.22%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         22          22         22          22         22
===========================================================================================
 WAL (yr)                           5.56        3.64       2.50        1.90       1.59
 MDUR (yr)                          4.97        3.38       2.38        1.84       1.54
 First Prin Pay                     Feb08      May07       Dec06      Aug06       Jun06
 Last Prin Pay                      Apr17      Mar13       Dec10      Mar08       Oct07
-------------------------------------------------------------------------------------------


Class 2-A-2 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.22%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         22          22         22          22         22
===========================================================================================
 WAL (yr)                           5.56        3.64       2.50        1.90       1.59
 MDUR (yr)                          4.97        3.38       2.38        1.84       1.54
 First Prin Pay                     Feb08      May07       Dec06      Aug06       Jun06
 Last Prin Pay                      Apr17      Mar13       Dec10      Mar08       Oct07
-------------------------------------------------------------------------------------------


Class 2-A-3 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.39%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         39          39         39          39         39
===========================================================================================
 WAL (yr)                           13.03       8.5        6.03        3.24       2.52
 MDUR (yr)                          10.39       7.32       5.41        3.05        2.4
 First Prin Pay                     Apr17      Mar13       Dec10      Mar08       Oct07
 Last Prin Pay                      Aug18      Jan14       Jul11      Dec09       Feb08
-------------------------------------------------------------------------------------------


Class 2-A-3 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.39%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         45          47         48          48         39
===========================================================================================
 WAL (yr)                           16.68      11.37       8.23        4.36       2.52
 MDUR (yr)                          12.4        9.21       7.04        3.92        2.4
 First Prin Pay                     Apr17      Mar13       Dec10      Mar08       Oct07
 Last Prin Pay                      Jul31      Feb25       Feb20      Oct16       Feb08
-------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Class M-1 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.45%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         45          45         45          45         45
===========================================================================================
 WAL (yr)                           8.51        5.56       4.72        4.50       2.76
 MDUR (yr)                          7.16        4.96       4.32        4.15       2.62
 First Prin Pay                     Apr09      Sep08       May09      Dec09       Feb08
 Last Prin Pay                      Aug18      Jan14       Jul11      Dec09       Apr08
-------------------------------------------------------------------------------------------


Class M-1 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.45%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         46          47         47          52         45
===========================================================================================
 WAL (yr)                           9.38        6.22       5.22        6.60       2.76
 MDUR (yr)                          7.64        5.41       4.69        5.84       2.62
 First Prin Pay                     Apr09      Sep08       May09      Nov10       Feb08
 Last Prin Pay                      Jun28      Oct21       Jun17      Aug14       Apr08
-------------------------------------------------------------------------------------------


Class M-2 (To Call)
-------------------------------------------------------------------------------------------
Margin                                  0.48%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         48          48         48          48         48
===========================================================================================
 WAL (yr)                           8.51        5.55       4.50        4.50       2.93
 MDUR (yr)                          7.15        4.94       4.12        4.14       2.77
 First Prin Pay                     Apr09      Sep08       Feb09      Dec09       Apr08
 Last Prin Pay                      Aug18      Jan14       Jul11      Dec09       Jun08
-------------------------------------------------------------------------------------------


Class M-2 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.48%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         49          50         50          51         48
===========================================================================================
 WAL (yr)                           9.35        6.18        4.98        5.20       2.93
 MDUR (yr)                          7.62        5.37        4.49        4.71       2.77
 First Prin Pay                     Apr09      Sep08        Feb09      Dec09       Apr08
 Last Prin Pay                      Sep27      Jan21        Nov16      Feb14       Jun08
-------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




Class M-3 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.50%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         50          50         50          50         50
===========================================================================================
 WAL (yr)                           8.51        5.53       4.38        4.32       3.32
 MDUR (yr)                          7.14        4.93       4.02        3.99       3.12
 First Prin Pay                     Apr09      Aug08       Dec08      Jul09       Jun08
 Last Prin Pay                      Aug18      Jan14       Jul11      Dec09       Oct08
-------------------------------------------------------------------------------------------


Class M-3 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.50%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         51          52         52          52         62
===========================================================================================
 WAL (yr)                           9.32        6.14       4.84        4.68       6.97
 MDUR (yr)                          7.60        5.34       4.37        4.27       6.09
 First Prin Pay                     Apr09      Aug08       Dec08      Jul09       Jun08
 Last Prin Pay                      Nov26      Apr20       Apr16      Sep13       May14
-------------------------------------------------------------------------------------------


Class M-4 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.80%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         80          80         80          80         80
===========================================================================================
 WAL (yr)                           8.51        5.52       4.26        3.84       3.34
 MDUR (yr)                          7.04        4.87       3.88        3.55       3.11
 First Prin Pay                     Apr09      Jul08       Aug08      Sep08       Oct08
 Last Prin Pay                      Aug18      Jan14       Jul11      Dec09       Oct08
-------------------------------------------------------------------------------------------


Class M-4 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.80%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%        75%        100%        125%        150%
Speed
===========================================================================================
 DM @ 100-00                         82          83         83          83         90
===========================================================================================
 WAL (yr)                           9.20        6.03       4.64        4.14       4.53
 MDUR (yr)                          7.41        5.21       4.17        3.79       4.11
 First Prin Pay                     Apr09      Jul08       Aug08      Sep08       Dec08
 Last Prin Pay                      Mar26      Oct19       Nov15      May13       Jul11
-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




Class M-5 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 0.90%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%         75%        100%        125%       150%
Speed
===========================================================================================
 DM @ 100-00                          90         90          90         90          90
===========================================================================================
 WAL (yr)                            8.51       5.52        4.19       3.59        3.34
 MDUR (yr)                            7         4.85        3.81       3.32        3.11
 First Prin Pay                     Apr09       Jul08      Aug08       Sep08      Oct08
 Last Prin Pay                      Aug18       Jan14      Jul11       Dec09      Oct08
-------------------------------------------------------------------------------------------


Class M-5 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 0.90%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%         75%        100%        125%       150%
Speed
===========================================================================================
 DM @ 100-00                          91         92          92         92          92
===========================================================================================
 WAL (yr)                            8.90       5.81        4.41       3.76        3.54
 MDUR (yr)                           7.22       5.05        3.98       3.46        3.28
 First Prin Pay                     Apr09       Jul08      Aug08       Sep08      Oct08
 Last Prin Pay                      Sep21       May16      Apr13       Apr11      Nov09
-------------------------------------------------------------------------------------------


Class M-6 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 1.15%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%         75%        100%        125%       150%
Speed
===========================================================================================
 DM @ 100-00                         115         115        115         115        115
===========================================================================================
 WAL (yr)                            8.49       5.50        4.15       3.53        3.28
 MDUR (yr)                           6.90       4.79        3.75       3.25        3.04
 First Prin Pay                     Apr09       Jul08      Jul08       Aug08      Aug08
 Last Prin Pay                      Aug18       Jan14      Jul11       Dec09      Oct08
-------------------------------------------------------------------------------------------


Class M-6 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 1.15%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%         75%        100%        125%       150%
Speed
===========================================================================================
 DM @ 100-00                         116         116        116         116        116
===========================================================================================
 WAL (yr)                            8.61       5.60        4.22       3.58        3.32
 MDUR (yr)                           6.97       4.86        3.81       3.29        3.08
 First Prin Pay                     Apr09       Jul08      Jul08       Aug08      Aug08
 Last Prin Pay                      May20       May15      Jul12       Sep10      May09
-------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                             Series 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




Class M-7 (To Call)
-------------------------------------------------------------------------------------------
 Margin                                 1.55%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%         75%        100%        125%       150%
Speed
===========================================================================================
 DM @ 100-00                         155         155        155         155        155
===========================================================================================
 WAL (yr)                            8.05        5.2        3.92       3.32        3.17
 MDUR (yr)                           6.52       4.53        3.54       3.05        2.92
 First Prin Pay                     Apr09       Jul08      Jul08       Jul08      Jul08
 Last Prin Pay                      Oct17       Jun13      Feb11       Aug09      Aug08
-------------------------------------------------------------------------------------------


Class M-7 (To Maturity)
-------------------------------------------------------------------------------------------
 Margin                                 1.55%
-------------------------------------------------------------------------------------------
Percent of Pricing Prepayment        50%         75%        100%        125%       150%
Speed
===========================================================================================
 DM @ 100-00                         155         155        155         155        155
===========================================================================================
 WAL (yr)                            8.05       5.20        3.92       3.32        3.17
 MDUR (yr)                           6.52       4.53        3.54       3.05        2.92
 First Prin Pay                     Apr09       Jul08      Jul08       Jul08      Jul08
 Last Prin Pay                      Oct17       Jun13      Feb11       Aug09      Aug08
-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement